UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

May 28, 2019

electroCore, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38538	20-3454976
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 Allen Road, Suite 201

Basking Ridge, NJ 07920

(Address of principal executive offices and zip code)

(973) 290-0097

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	ECOR	NASDAQ Global Select Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.05 Costs Associated with Exit or Disposal Activities

On May 29, 2019, electroCore, Inc. (the “Company”) issued a press release announcing a reduction in force (“RIF”) and related matters. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference. As a result of the RIF, the Company estimates that it will incur an immediate one-time charge of approximately $350,000, relating to severance and COBRA coverage.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 28, 2019, the Company’s Chief Executive Officer, Francis Amato, agreed to forgo $50,000 of cash compensation for a twelve-month period ending May 31, 2020. In lieu of such amount, Mr. Amato is expected to receive a grant of restricted stock units (“RSUs”) valued at $50,000. The RSUs are expected to be granted on June 7, 2019, the date of the Company’s annual meeting of shareholders, and will vest one year from grant. There were no other changes to Mr. Amato’s existing terms of employment or severance arrangements.

Item 8.01 Other Events

On May 28, 2019, the Board of Directors of the Company (the “Board”), at the recommendation of the Compensation Committee of the Board, revised the Company’s policy to eliminate cash compensation for non-employee directors, effective June 1, 2019. The purpose of the change was to facilitate maximum availability of cash on hand to support the operations of the Company’s business and to strengthen the Company’s ability to pursue its business strategy.

The Company is filing with this current report an updated consent of its independent registered public accounting firm (the “Independent Accountant”) to the incorporation by reference of the Independent Account’s report dated March 28, 2019 with respect to the Company’s consolidated financial statements, which appears in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated May 29, 2019

99.2	Consent of KPMG LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

electroCore, Inc.

May 30, 2019	/s/ Brian Posner
Brian Posner
Chief Financial Officer

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